BLACKROCK LIQUIDITY FUNDS

BlackRock Liquid Federal Trust Fund

(the “Fund”)

Supplement dated August 15, 2025 to the Capital Shares, Mischler Financial Group Shares, Administration Shares, Cash Management Shares, Cash Reserve Shares, Institutional Shares, Dollar Shares, Tigress Shares and Stern Brothers Shares Summary Prospectuses and Prospectuses and the Statement of Additional Information (“SAI”) of the Fund, each dated February 28, 2025, as amended and/or supplemented to date

On July 30, 2025, the Board of Trustees (the “Board”) of BlackRock Liquidity Funds (the “Trust”) approved certain changes relating to BlackRock Liquid Federal Trust Fund (the “Fund”). In particular, the Board approved (i) a change in the name of the Fund to “BlackRock Select Treasury Based Liquidity Fund”; (ii) certain changes to the Fund’s investment process and investment strategy; (iii) a change in the Fund’s net asset valuation calculation time; and (iv) changes in the cut-off times for purchases and redemptions. These changes are expected to become effective on or about October 14, 2025.

Accordingly, effective on or about October 14, 2025, the following changes are made to the Fund’s Summary Prospectuses, Prospectuses and SAI, as applicable:

Change in the Fund’s Name

BlackRock Liquid Federal Trust Fund is renamed BlackRock Select Treasury Based Liquidity Fund.

Changes in the Fund’s Investment Strategy and Investment Process

The section of the Summary Prospectuses and the Prospectuses entitled “Key Facts About BlackRock Liquid Federal Trust Fund — Principal Investment Strategies of the Fund” and “Fund Overview — Key Facts About BlackRock Liquid Federal Trust Fund — Principal Investment Strategies of the Fund,” as applicable, is deleted in its entirety and replaced with the following:

BlackRock Select Treasury Based Liquidity Fund invests 100% of its total assets in cash, U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Treasury (collectively, “Treasury Instruments”), with a maturity of 93 days or less, and overnight repurchase agreements that purchase Treasury Instruments. The Fund’s portfolio will have a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less. The Fund may transact in securities on a when-issued, delayed delivery or forward commitment basis.

The Fund will invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. Treasury bills, notes and other obligations of the U.S. Treasury, and repurchase agreements secured by such obligations. This policy is a non-fundamental policy of the Fund and the Fund will not change the policy without providing shareholders with at least 60 days’ prior notice of any change in the policy.

The securities purchased by the Fund are subject to the quality, diversification, and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”), and other rules of the Securities and Exchange Commission.

The first paragraph of the section of the Prospectuses entitled “Details About the Funds — How Each Fund Invests — Investment Process” is amended by adding the following to the end of that paragraph:

BlackRock Select Treasury Based Liquidity Fund will only invest in U.S. Treasury securities with a maturity of 93 days or less (from the settlement of the security in the Fund) and overnight repurchase agreements.

The section of the Summary Prospectuses and the Prospectuses entitled “Key Facts About BlackRock Liquid Federal Trust Fund — Principal Risks of Investing in the Fund” or “Fund Overview — Key Facts About BlackRock Liquid Federal Trust Fund — Principal Risks of Investing in the Fund,” as applicable, are amended to delete “U.S. Government Obligations Risk”, “Trading Risk” and “Variable and Floating Rate Instrument Risk” and to add the following as the third risk factor in this section:

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Repurchase Agreements Risk — If the other party to a repurchase agreement defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value of the security declines, the Fund may lose money.

The section of the Prospectuses entitled “Details About the Funds — How Each Fund Invests — Principal Investments” is amended to indicate that “Repurchase Agreements” are a principal investment of the Fund and that “U.S. Government Obligations” and “Variable and Floating Rate Instruments” are no longer principal investments of the Fund.

The section of the Prospectuses entitled “Details About the Funds — Investment Risks — Principal Risks of Investing in the Funds” is amended to indicate that “Repurchase Agreements Risk” is a principal risk of investing in the Fund and that “Trading Risk”, “U.S. Government Obligations Risk” and “Variable and Floating Rate Instruments” are no longer principal risks of investing in the Fund.

Changes in the Fund’s Net Asset Value Calculation Time and Purchase and Redemption Cut-Off Times

The section of the Prospectuses entitled “Account Information — Valuation of Fund Investments and Price of Fund Shares” is amended to indicate that the net asset value (“NAV”) of the Fund normally is determined on each Business Day as of 6:00 p.m. (Eastern Time).

The section of the Prospectuses entitled “Account Information — Purchase of Shares” is amended to indicate that the deadline for receipt of purchase orders of the Fund’s shares is 5:00 p.m. (Eastern Time) and that purchase orders for shares of the Fund placed after 4:55 p.m. (Eastern Time) will not be transmitted by the Fund’s internet-based order entry program.

The section of the Prospectuses entitled “Account Information — Redemption of Shares” is amended to indicate that the deadline for receipt of redemption orders of the Fund’s shares is 5:00 p.m. (Eastern Time) and that redemption orders for shares of the Fund placed after 4:55 p.m. (Eastern Time) will not be transmitted by the Fund’s internet-based order entry program.

Changes to the Statement of Additional Information

The section of the Statement of Additional Information entitled “Investment Strategies, Risks and Policies — Portfolio Transactions” is amended to delete the first paragraph of that section in its entirety and replace it with the following:

Subject to the general control of the Trust’s Board of Trustees (“Board” or “Trustees”), BlackRock Advisors, LLC (“BlackRock” or the “Manager”), the Funds’ investment manager, is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Funds. BlackRock International Limited (“BIL” or the “Sub-Adviser”) acts as sub-adviser to TempCash. Where applicable throughout this Statement of Additional Information (“SAI”), “BlackRock” refers also to the Sub-Adviser. BlackRock purchases portfolio securities for the Funds either directly from the issuer or from dealers who specialize in money market instruments. Such purchases are usually without brokerage commissions. In making portfolio investments, BlackRock seeks to obtain the best net price and the most favorable execution of orders. In seeking best execution, BlackRock may review smaller and newly-established brokers and dealers to determine if they can be included as part of BlackRock’s trading platform and may place orders with such brokers. To the extent that the execution and price offered by more than one dealer are comparable, BlackRock may, in its discretion, effect transactions in portfolio securities with dealers who provide the Funds with research advice or other services.

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Shareholders should retain this Supplement for future reference.

PRSAI-LFTF-0825SUP